Plumb Equity Fund
Schedule of Investments - December 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 97.83%
Commercial & Professional Services - 3.55%
Copart, Inc. (a)	12,000	$1,527,000

Diversified Financials - 3.15%
Discover Financial Services	15,000	1,357,950

Food, Beverage & Tobacco - 3.16%
Constellation Brands, Inc. - Class A	6,200	1,358,110

Health Care Equipment & Services - 8.62%
Guardant Health, Inc. (a)	6,000	773,280
Intuitive Surgical, Inc. (a)	2,000	1,636,200
Stryker Corp.	5,300	1,298,712
		3,708,192
Media & Entertainment - 4.07%
Alphabet, Inc. - Class A (a)	1,000	1,752,640

Pharmaceuticals, Biotechnology & Life Sciences - 2.31%
Exact Sciences Corp. (a)	7,500	993,675

Retailing - 8.07%
Amazon.com, Inc. (a)	500	1,628,465
MercadoLibre, Inc. (a)	1,100	1,842,742
		3,471,207
Semiconductors & Semiconductor Equipment - 6.67%
Advanced Micro Devices, Inc. (a)	12,500	1,146,375
NVIDIA Corp.	3,300	1,723,260
		2,869,635
Software & Services - 53.91%
Adobe, Inc. (a)	3,000	1,500,360
Adyen NV - ADR (a)(b)	35,000	1,624,000
ANSYS, Inc. (a)	4,400	1,600,720
Appian Corp. (a)	4,000	648,360
Autodesk, Inc. (a)	6,300	1,923,642
Coupa Software, Inc. (a)	4,000	1,355,640
Domo, Inc. (a)	17,500	1,115,975
Fiserv, Inc. (a)	9,500	1,081,670
FleetCor Technologies, Inc. (a)	5,000	1,364,150
Mastercard, Inc. - Class A	5,250	1,873,935
Microsoft Corp.	7,500	1,668,150
Pagseguro Digital Ltd. - ADR (a)(b)	17,500	995,400
PayPal Holdings, Inc. (a)	8,000	1,873,600
Tyler Technologies, Inc. (a)	3,300	1,440,516
Visa, Inc. - Class A	8,450	1,848,268
WEX, Inc. (a)	6,300	1,282,239
		23,196,625
Technology Hardware & Equipment - 4.32%
Apple, Inc.	14,000	1,857,660
TOTAL COMMON STOCKS (Cost $21,728,479)		42,092,694

SHORT TERM INVESTMENT- 3.29%
Money Market Fund - 3.29%
First American Government Obligations Fund - Class X - 0.04% (c)	1,413,476	1,413,476
TOTAL SHORT TERM INVESTMENT (Cost $1,413,476)		1,413,476

Total Investments (Cost $23,141,955) - 101.12%		43,506,170
Liabilities in Excess of Other Assets - (1.12)%		(481,484)
TOTAL NET ASSETS - 100.00%		$43,024,686

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt

(a) Non-income producing security.
(b) Foreign issued security. Foreign concentration is as follows: Netherlands: 3.77%, Cayman Islands: 2.31%.
(c) Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Global Fund Services, LLC.

The accompanying notes are an integral part of the Schedule of Investments.

Notes to the Schedule of Investments (Unaudited)

Security Valuation

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical securities
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments)

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds and preferred securities, are valued using a market approach based on information supplied by independent pricing services. The market inputs used by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. To the extent the inputs are observable and timely, these debt securities and preferred securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors and will be classified as Level 3 securities.

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used in valuing the Funds' assets carried at fair value as of December 31, 2020.

Description	Level 1	Level 2	Level 3	Total

Plumb Equity Fund
Common Stocks*	$42,092,694	$-	$-	$42,092,694
Money Market Fund	1,413,476	-	-	1,413,476
Total	$43,506,170	$-	$-	$43,506,170

*For detailed industry descriptions, refer to the Schedules of Investments.

The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. As of and during the period ended December 31, 2020, no securities were transferred into or out of Level 1 or Level 2. It is the Funds' policy to consider transfers into or out of any level as of the end of the reporting period.

The accompanying notes are an integral part of the Schedule of Investments.